Exhibit 10.6

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of May 27, 2021, by and among AZCOMS, LLC, a Arizona limited liability company (“Azcoms”), DRONE AFS CORP., a Nevada corporation (“Drone”), LEXTRUM, INC., a California corporation (“Lextrum”), DRAGONWAVE-X, LLC, an Arizona limited liability company (“Dragonwave-X”), DRAGONWAVE CORP., a Delaware corporation (“Dragonwave Corp.”), DRAGONWAVE-X CANADA, INC., a Canada corporation (“Dragonwave Canada”), RVISION, INC., a Nevada corporation (“RVision”), INDURAPOWER, INC., a Delaware corporation (“InduraPower”), ELITISE, LLC, an Arizona limited liability company (“Elitise”), SOVEREIGN ENGINEERING, LLC, an Arizona limited liability company (“Sovereign Engineering”), SILVER BULLET TECHNOLOGY, INC., a Delaware corporation (“Silver Bullet”), SILVER BULLET TECHNOLOGY, LLC, a Delaware limited liability company (“Silver Bullet LLC”), SKYLINE PARTNERS TECHNOLOGY, LLC, a Delaware limited liability company (“Skyline”), SKY SOVEREIGN, INC., a Nevada corporation (“Sky Soverign”), SKY SAPIENCE LTD, a corporation organized under the laws of Isreal (“Sky Sapience”), SOVEREIGN PLASTICS, LLC, a Colorado limited liability company (“Sovereign Plastics”), SPRING CREEK MANUFACTURING, INC., a Colorado corporation (“Spring Creek”),VEO PHOTONICS, INC., a California corporation (“VEO”), VIRTUAL NETCOM, LLC, a Virginia limited liability company (“Virtual NetCom” and, collectively with Azcoms, Drone, Lextrum, Dragonwave-X, Dragonwave Corp., Dragonwave Canada, RVision, InduraPower, Elitise, Sovereign Engineering, Silver Bullet, Silver Bullet LLC, Skyline, Sky Sovereign, Sky Sapience, Sovereign Plastics, Spring Creek and VEO, the “Companies” and each individually, a “Company”) and LIND GLOBAL ASSET MANAGEMENT IV, LLC (the “Secured Party”).

WHEREAS, the Companies have executed and delivered to the Secured Party that certain Guaranty dated as of the date hereof (as amended and in effect from time to time, the “Guaranty”) pursuant to which the Companies have jointly and severally guaranteed all of the obligations of COMSovereign Holding Corp., a Nevada corporation (the “Parent”) owing to the Secured Party pursuant to the SPA, the Note and the Security Agreement (as each such term is defined in the Guaranty); and

WHEREAS, it is a condition precedent to the Secured Party agreeing to make loans or otherwise extend credit to the Parent under the SPA and the Note that the Companies execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

WHEREAS, each Company wishes to grant security interests in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the SPA. All terms defined in the Uniform Commercial Code of the State (as hereinafter defined) and used herein shall have the same definitions herein as specified therein, however, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9, and the following terms shall have the following meanings:

“Event of Default” means the occurrence of any “Event of Default” under and as defined in each of the SPA and the Note.

“Lien” means any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, lien (statutory or otherwise), encumbrance, conditional sale agreement, capital lease, financing lease, deposit arrangement, title retention agreement, and any other agreement, trust or arrangement that in substance secures payment or performance of an obligation.

“Obligations” means, collectively, (a) all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Parent or any Company to the Secured Party in any currency, under, in connection with or pursuant to the Guaranty or any other Transaction Document (including, without limitation, this Agreement), and whether incurred by the Parent, any Company alone or jointly with another or others and whether as principal, guarantor or surety and in whatever name or style and (b) all expenses, costs and charges incurred by or on behalf of the Secured Party in connection with the Guaranty and any other Transaction Document (including this Agreement) or the Collateral, including all legal fees, court costs, receiver’s or agent’s remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Secured Party’s interest in any Collateral, whether or not directly relating to the enforcement of this Agreement or any other Transaction Document.

“Permitted Lien” means, with respect to any Company, any of the following: (a) mechanics and materialman Liens and other statutory Liens (including Liens for taxes, fees, assessments and other governmental charges or levies) in respect of any amount (i) which is not at the time overdue or (ii) which may be overdue but the validity of which is being contested at the time in good faith by appropriate proceedings and for which such Company has maintained adequate reserves, in each case so long as the holder of such Lien has not taken any action to foreclose or otherwise exercise any remedies with respect to such Lien; (b) with respect to Dragonwave-X, those Liens on its assets to secure Indebtedness owing in the original principal amount of $2,000,000 to Eudora Partners LLC (as more fully described in Schedule 3.12 to the SPA); (c) with respect to Azcoms, those Liens on its assets to secure Indebtedness owing to Terracotta Credit REIT, LLC in the original principal amount of $5,355,000 (as more fully described in Schedule 3.12 to the SPA); and (d) Liens which are permitted in writing by the Secured Party in its sole and absolute discretion.

“State” means the State of New York.

2. Grant of Security Interest.

2.1. Grant; Collateral Description. Each Company hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Secured Party the following properties, assets and rights of such Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents (whether tangible or electronic), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles).

2.2. Excluded Collateral. The grant of the security interest contained in §2.1 shall not extend to, and the term “Collateral” shall not include, any investment property consisting of the equity interests of any Subsidiary of any Company (any investment property consisting of the equity interests of any Subsidiary is hereinafter referred to as the “Excluded Assets”), provided that the grant of the security interest contained in §2.1 shall include any and all proceeds thereof.

2.3. Commercial Tort Claims. The Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to each Company’s compliance with §4.7.

3. Authorization to File Financing Statements. Each Company hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Company is an organization, the type of organization and any organizational identification number issued to such Company. Each Company agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.

4. Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, each Company agrees, in each case at such Company’s own expense, to take the following actions with respect to the following Collateral and without limitation on such Company’s other obligations contained in this Agreement:

4.1. Promissory Notes and Tangible Chattel Paper. If a Company shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, such Company shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

4.2. Deposit Accounts. For each deposit account that a Company, now or at any time hereafter, opens or maintains such Company shall, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, cause the depositary bank to agree to comply without further consent of such Company, at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account. The Secured Party agrees with each Company that the Secured Party shall not give any such instructions or withhold any withdrawal rights from such Company, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Company’s salaried employees.

4.3. Investment Property. If a Company shall, now or at any time hereafter, hold or acquire any certificated securities (other than those which constitute Excluded Assets, such Company shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by a Company which constitute Collateral are uncertificated and are issued to such Company or its nominee directly by the issuer thereof, such Company shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, cause the issuer to agree to comply without further consent of such Company or such nominee, at any time with instructions from the Secured Party as to such securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by a Company and which constitute Collateral are held by such Company or its nominee through a securities intermediary or commodity intermediary, such Company shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Company or such nominee, at any time with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary. The Secured Party agrees with each Company that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Company, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Secured Party is the securities intermediary.

4.4. Collateral in the Possession of a Bailee. If any goods are at an time in the possession of a bailee, a Company shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of such Company.

4.5. Electronic Chattel Paper, Electronic Documents and Transferable Records. If a Company, now or at any time hereafter, holds or acquires an interest in any Collateral that is electronic chattel paper, any electronic document or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Company shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under §9-105 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic chattel paper, control, under §7-106 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic document or control, under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with each Company that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for such Company to make alterations to the electronic chattel paper, electronic document or transferable record permitted under UCC §9-105, UCC §7-106, or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Company with respect to such electronic chattel paper, electronic document or transferable record. The provisions of this §4.5 relating to electronic documents and “control” under UCC §7-106 apply in the event that the 2003 revisions to Article 7, with amendments to Article 9, of the Uniform Commercial Code, in substantially the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, are now or hereafter adopted and become effective in the State or in any other relevant jurisdiction.

4.6. Letter-of-Credit Rights. If a Company is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Company, such Company shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, such Company shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit or (b) arrange for the Secured Party to become the transferee beneficiary of the letter of credit.

4.7. Commercial Tort Claims. If a Company shall at any time hold or acquire a commercial tort claim, such Company shall immediately notify the Secured Party in a writing signed by such Company of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

4.8. Other Actions as to any and all Collateral. Each Company further agrees to take any and all other actions reasonably requested in writing by the Secured Party to ensure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any relevant jurisdiction, to the extent, if any, that such Company’s signature thereon is required therefor, (b) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals, in form and substance satisfactory to the Secured Party, including any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

4.9. Patent and Trademark Assignments. Concurrently herewith (to the extent of any federally registered patents and/or trademarks owned by a Company on the date hereof) or, in the case of federally registered patents and/or trademarks acquired after the date hereof, promptly upon such Company becoming the owner thereof, such Company is executing and delivering to the Secured Party or will execute and deliver to the Secured Party, as the case may be, the Patent Assignment and the Trademark Assignment pursuant to which such Company is collaterally assigning to the Secured Party certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Secured Party hereunder. Nor shall anything contained in the Patent Assignment or the Trademark Assignment be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

5. Representations and Warranties Concerning a Company’s Legal Status. The Parent has, on the date hereof, delivered to the Secured Party a certificate signed by the Parent and entitled “Perfection Certificate” (the “Perfection Certificate”) which includes information as to each Company. Each Company represents and warrants to the Secured Party as follows: as of the date hereof (a) such Company’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) such Company is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth such Company’s organizational identification number or accurately states that such Company has none, (d) the Perfection Certificate accurately sets forth such Company’s place of business or, if more than one, its chief executive office, as well as such Company’s mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to such Company is accurate and complete, and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed by such Company.

6. Covenants Concerning Company’s Legal Status. Each Company covenants with the Secured Party as follows: (a) without providing at least thirty (30) days prior written notice to the Secured Party, such Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if such Company does not have an organizational identification number and later obtains one, such Company will forthwith notify the Secured Party of such organizational identification number, and (c) such Company will not change its type of organization, jurisdiction of organization or other legal structure.

7. Representations and Warranties Concerning Collateral, Etc. Each Company further represents and warrants to the Secured Party as follows: (a) such Company is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, except for the security interest created by this Agreement and the Permitted Liens, (b) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (c) such Company holds no commercial tort claim except as indicated on such Company’s Perfection Certificate, (d) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete in all material respects, (e) such Company has at all times operated its business in compliance in all material respects with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Parent.

8. Covenants Concerning Collateral, Etc. Each Company further covenants with the Secured Party as follows: (a) other than inventory sold in the ordinary course of business consistent with past practices, the Collateral, to the extent not delivered to the Secured Party pursuant to §4, will be kept at those locations listed on the Perfection Certificate and such Company will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Secured Party, (b) except for the security interest herein granted, such Company shall be the owner of or have other rights in the Collateral free from any right or claim of any other person or any Lien (other than Permitted Liens), and such Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) other than in favor of the Secured Party, such Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any Lien in the Collateral in favor of any person, or become bound (as provided in Section 9-203(d) of the Uniform Commercial Code of the State or any other relevant jurisdiction or otherwise) by a security agreement in favor of any person as secured party, (d) such Company will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (e) such Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, and (f) such Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral, or any interest therein except for dispositions of obsolete or worn-out property, the granting of non-exclusive licenses in the ordinary course of business, and the sale of inventory in the ordinary course of business consistent with past practices.

9. Collateral Protection Expenses; Preservation of Collateral.

9.1. Expenses Incurred by Secured Party. In the Secured Party’s discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, and pay any necessary filing fees or insurance premiums, in each case if such Company fails to do so. Each Company agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to a Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any default or Event of Default.

9.2. Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, each Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by such Company thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of a Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account, but with no duty to preserve rights against prior parties.

10. Securities and Deposits. The Secured Party may at any time following and during the continuance of a payment default or an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may, following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to a Company may at any time be applied to or set off against any of the Obligations then due and owing.

11. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing:

(a) each Company shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s agent therefor;

(b) the Secured Party may itself, without notice to or demand upon such Company, so notify account debtors and other persons obligated on Collateral;

(c) after the making of such a request or the giving of any such notification, such Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Company as trustee for the Secured Party, for the benefit of the Secured Party, without commingling the same with other funds of such Company and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments; and

(d) the Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral and received by the Secured Party to the payment of the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

12. Power of Attorney.

12.1. Appointment and Powers of Secured Party. Each Company hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Company or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Company, without notice to or assent by such Company, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State or any other relevant jurisdiction and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at such Company’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such Company might do, including (i) upon written notice to such Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (ii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that such Company’s authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without such Company’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in such Company’s name such financing statements and amendments thereto and continuation statements which may require such Company’s signature.

12.2. Ratification by Company. To the extent permitted by law, each Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

12.3. No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Company for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

13. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon a Company, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or any other relevant jurisdiction and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as such Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require such Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such Company’s principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to such Company at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

14. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Company acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as such Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of the Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of such Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Company acknowledges that the purpose of this §14 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §14. Without limitation upon the foregoing, nothing contained in this §14 shall be construed to grant any rights to any Company or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §14.

15. No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

16. Suretyship Waivers by Company. Each Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any such Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §9.2. Each Company further waives any and all other suretyship defenses.

17. Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Party hereunder and of the Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Company hereby irrevocably waives the benefits of all such laws.

18. Proceeds of Dispositions; Expenses. Each Company shall pay to the Secured Party on demand any and all expenses, including attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting or preserving the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral and any such expenses incurred in releasing any security interest granted hereunder and, in addition, such Company shall pay to the Secured Party on demand any and all expenses, including attorneys’ fees and disbursements, incurred or paid by the Secured Party in enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the SPA, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to such Company. In the absence of final payment and satisfaction in full of all of the Obligations, such Company shall remain liable for any deficiency.

19. Overdue Amounts. Until paid, all amounts due and payable by a Company hereunder shall be a debt secured by the Collateral.

20. Governing Law; Consent to Jurisdiction. This Agreement IS A contract UNDER the laws of the state of NEW YORK and shall for all purposes be construed in accordance with and governed by the laws of SAID state of NEW YORK. EACH Company and THE SECURED PARTY EACH agree that any suit for the enforcement of this agreement or any other action brought by SUCH PERSON arising hereunder or in any way related to this agreement SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH PERSON BY MAIL AT THE ADDRESS SPECIFIED ON THE SIGNATURE PAGE OF EACH PARTY HERETO. EACH Company hereby waives any objection that it may now or hereafter have to the venue of any suit BROUGHT IN the state of new york or any court SITTING THEREIN or that A suit BROUGHT THEREIN is brought in an inconvenient court.

21. Waiver of Jury Trial. EACH COMPANY AND THE SECURED PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Company (a) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into this Agreement and any other Transaction Document to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this §21.

22. Notices. All notices, requests and other communications hereunder shall be made in the manner set forth in the SPA.

23. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Company acknowledges receipt of a copy of this Agreement.

[Signature pages to follow]

IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

AZCOMS, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager

DRONE AFS CORP.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	President

LEXTRUM, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary & CFO

DRAGONWAVE-X, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager

DRAGONWAVE CORP.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary

DRAGONWAVE-X CANADA, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	President

RVISION, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary

INDURAPOWER, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary

ELITISE, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager

SOVEREIGN ENGINEERING, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager

SILVER BULLET TECHNOLOGY, INC.

By:	/s/ Dustin McIntire
	Name:	Dustin McIntire
	Title:	President

SILVER BULLET TECHNOLOGY, LLC

By:	/s/ Dusting McIntire
	Name:	Dustin McIntire
	Title:	Manager

SKYLINE PARTNERS TECHNOLOGY, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager

SKY SOVEREIGN, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	President

SKY SAPIENCE LTD.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary

SOVEREIGN PLASTICS, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager

SPRING CREEK MANUFACTURING, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary

VEO PHOTONICS, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	CEO

VIRTUAL NETCOM, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager

Accepted:

LIND GLOBAL ASSET MANAGEMENT IV, LLC

By:	/s/ Jeff Easton
Title: Jeff Easton, Managing Member

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF ARIZONA )

) ss.

COUNTY OF PIMA )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 27th day of May, 2021, personally appeared Daniel L. Hodges to me known personally, and who, being by me duly sworn, deposes and says that he/she is the authorized officer of each of AZCOMS, LLC, DRONE AFS CORP., LEXTRUM, INC., DRAGONWAVE-X, LLC, DRAGONWAVE CORP., DRAGONWAVE-X CANADA, INC., RVISION, INC., INDURAPOWER, INC., ELITISE, LLC, SOVEREIGN ENGINEERING, LLC, SKYLINE PARTNERS TECHNOLOGY, LLC, SKY SOVEREIGN, INC., SKY SAPIENCE LTD, SOVEREIGN PLASTICS, LLC, SPRING CREEK MANUFACTURING, INC., VEO PHOTONICS, INC., and VIRTUAL NETCOM, LLC, and that said instrument was signed and sealed on behalf of said corporation or limited liability company, as applicable, by authority of its Board of Directors or analogous governing body, and said Daniel L. Hodges acknowledged said instrument to be the free act and deed of said corporation or limited liability company, as applicable.

/s/ Notary Public
(official signature and seal of notary)

My commission expires: 03/25/24

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF TEXAS )

) ss.

COUNTY OF DALLAS)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 27th day of May, 2021, personally appeared Dusting McIntire to me known personally, and who, being by me duly sworn, deposes and says that he/she is the authorized officer of each of SILVER BULLET TECHNOLOGY, INC. and SILVER BULLET TECHNOLOGY, LLC, and that said instrument was signed and sealed on behalf of said corporation or limited liability company, as applicable, by authority of its Board of Directors or analogous governing body, and said Dusting McIntire acknowledged said instrument to be the free act and deed of said corporation or limited liability company, as applicable.

/s/ Notary Public
(official signature and seal of notary)

My commission expires: 01/31/23